UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 12, 2010

(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N.W. 150th Street Oklahoma City, Oklahoma	73134

(Address of principal executive offices)	(Zip Code)
(405) 775-5000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
     Effective May 12, 2010, the client-auditor relationship between Tronox Incorporated (the “Company”) and Ernst & Young LLP (“E&Y”) was terminated upon the dismissal of E&Y as the Company’s independent registered accounting firm. The decision to change accountants was recommended and approved by the Company’s Board of Directors.
     As previously disclosed on May 5, 2009, the Company concluded that their previously filed financial reports should no longer be relied upon because the Company failed to establish adequate reserves as required by applicable accounting pronouncements. The financial statements that would be affected by any restatement related to the methodology previously employed in establishing and maintaining the Company’s environmental and other contingent reserves are the Company’s previously issued financial statements for the years ended December 31, 2005, 2006, and 2007 along with affected Selected Consolidated Financial Data for 2003 and 2004 and the financial information for the first three quarters of 2008. As a result, the Company has not obtained an audit for the fiscal years ended December 31, 2008 and 2009. The Company is currently in the process of selecting a new independent registered accounting firm to audit the Company’s financial statements.
     E&Y’s report on the financial statements for the fiscal year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2008 and 2009, and the interim periods ending with the termination of the client-auditor relationship, (i) there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with any report that E&Y would have been required to provide had the Company obtained an audit for each of such fiscal years, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (SEC).
     The Company has requested that E&Y review the disclosure contained in this Report and E&Y has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respect in which it does not agree with the statements made by the Company herein. The Company will file such letter with the Securities and Exchange Commission (the “Commission”) as an exhibit to an amendment to this Current Report on Form 8-K/A within two days of receiving it but no later than ten days after the filing of this Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: May 18, 2010